SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Global Income Builder Fund

Effective December 1, 2014, the following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub‐heading of the “PAST PERFORMANCE” section of the fund’s prospectus.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2013 expressed as a %)

After‐tax returns (which are shown only for Institutional Class and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after‐tax returns may be different. After‐tax returns are not relevant to shares held in an IRA, 401(k) or other tax‐advantaged investment plan.

	Class Inception	1 Year	5 Years	10 Years
INST Class before tax	7/3/1995	13.87	11.74	4.98
After tax on distributions		12.63	10.86	4.15
After tax on distributions and sale of fund shares		9.63	9.88	3.93
S&P Target Risk Moderate Index (reflects no deduction for fees, expenses or taxes)		10.47	8.60	5.41
Blended Index		9.81	10.48	6.34
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)		33.11	18.59	7.78
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		‐2.02	4.44	4.55

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

On December 1, 2014, the S&P Target Risk Moderate Index replaced the Russell 1000 Index as the comparative broad‐based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the fund’s investment strategies. On December 1, 2014, the Blended Index replaced the Barclays U.S. Aggregate Bond Index and the S&P Target Risk Moderate Index as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall strategic asset allocations.

Effective December 1, 2014, the following information is added to the existing disclosure contained in the “ADDITIONAL INDEX INFORMATION” section of the fund’s prospectus.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Please Retain This Supplement for Future Reference

November 28, 2014 PROSTKR‐464